Intangible Assets	12 Months Ended
Dec. 31, 2022
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Intangible Assets
14. Intangible Assets

		Other intangible assets

	Goodwill	Marketing-related	Customer-related (i)	Contract-based	Total
	$m	$m	$m	$m	$m
At 31 December 2022
Cost/deemed cost	9,890	286	1,202	92	11,470
Accumulated amortisation (and impairment charges)	(691)	(78)	(369)	(45)	(1,183)
Net carrying amount	9,199	208	833	47	10,287

At 1 January 2022, net carrying amount	9,451	104	282	11	9,848
Translation adjustment	(239)	-	(3)	(1)	(243)
Arising on acquisition (note 30) (ii)	1,320	177	763	47	2,307
Disposals	(1,333)	(57)	(115)	(7)	(1,512)
Amortisation charge for year (iii)	-	(16)	(94)	(3)	(113)
At 31 December 2022, net carrying amount	9,199	208	833	47	10,287

The equivalent disclosure for the prior year is as follows:

At 31 December 2021
Cost/deemed cost	10,251	202	705	77	11,235
Accumulated amortisation (and impairment charges)	(800)	(98)	(423)	(66)	(1,387)
Net carrying amount	9,451	104	282	11	9,848

At 1 January 2021, net carrying amount	9,032	87	240	14	9,373
Translation adjustment	(221)	(1)	-	1	(221)
Arising on acquisition (note 30)	679	32	99	-	810
Disposals	(39)	-	(1)	-	(40)
Amortisation charge for year (iii)	-	(14)	(56)	(4)	(74)
At 31 December 2021, net carrying amount	9,451	104	282	11	9,848

At 1 January 2021
Cost/deemed cost	9,790	172	601	75	10,638
Accumulated amortisation (and impairment charges)	(758)	(85)	(361)	(61)	(1,265)
Net carrying amount	9,032	87	240	14	9,373

(i)The customer-related intangible assets relate predominantly to non-contractual customer relationships.
(ii)Marketing-related, customer-related and contract-based intangible assets of $174 million, $594 million and $41 million respectively arose on the acquisition of Barrette Outdoor Living (Barrette) in July 2022. These primarily related to brand names, patents and non-contractual customer relationships.
(iii)The amortisation charge includes $10 million (2021: $28 million; 2020: $26 million) in respect of discontinued operations, which primarily relates to customer-related intangible assets.
Annual goodwill testing
Cash-generating units
Goodwill acquired through business combination activity has been allocated to CGUs that are expected to benefit from synergies in that combination. The CGUs represent the lowest level within the Group at which the associated goodwill is monitored for internal management purposes, and are not larger than the operating segments determined in accordance with IFRS 8. A total of 22 (2021:22) CGUs have been identified and these are analysed between the three business segments below. All businesses within the various CGUs exhibit similar and/or consistent profit margin and asset intensity characteristics. Assets, liabilities, deferred tax and goodwill have been assigned to the CGUs on a reasonable and consistent basis.

	Number of cash-generating units		Goodwill
	2022	2021	2022	2021
			$m	$m
Americas Materials	5	5	4,407	4,292
Building Products	1	1	2,895	2,964
Europe Materials	16	16	1,897	2,195
Total Group	22	22	9,199	9,451

Impairment testing methodology and results
Goodwill is subject to impairment testing on an annual basis. The recoverable amount of 22 CGUs is determined based on a value-in-use (VIU) computation.
The cash flow forecasts are primarily based on a five-year strategic plan document formally approved by the Board of Directors and specifically exclude the impact of future development activity and capital expenditure that would enhance the assets' performance. To align with the Group’s acquisition modelling methodology, these cash flows are extrapolated out for an additional five years, using externally sourced growth rates, to determine the basis for an annuity-based terminal value. The methodology allows, in very limited circumstances, to adjust cash flows past the strategic plan horizon, where deemed appropriate.
No adjustments were made to years 6-10 cash flows for the purpose of the 2022 impairment testing.
As in prior years, the terminal value is based on a 20-year annuity, with the exception of certain long-lived cement assets, where an assumption of a 30-year annuity has been used. Projected cash flows beyond the initial evaluation period have been extrapolated using real growth rates ranging from 1.9% in the Americas, 0.8% to 3.0% in Europe and 3.0% in Asia. Such real growth rates do not exceed the long-term average growth rates for the countries in which each CGU operates. The VIU represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The real pre-tax discount rate used for purposes of impairment testing on Ukraine CGU was 16.9%. Excluding Ukraine, the real pre-tax discount rates used range from 6.0% to 9.5% (2021: 6.5% to 8.6%). These rates are in line with the Group’s estimated weighted average cost of capital, arrived at using the Capital Asset Pricing Model. The 2022 annual goodwill impairment testing process has resulted in no intangible asset impairments (2021: $nil million).
Climate risk and impairment testing
The impact of climate change risks including the risks identified as part of the TCFD disclosures on pages 56 to 59, with a particular focus on carbon costs, has been considered as part of the impairment testing process through net cash flow estimations and the duration of discounted cash flow models. In addition, the capital expenditure required to meet our carbon emissions reduction targets was also incorporated into our net cash flows.
Our Cement and Lime businesses represent our largest contributor to CO2 emissions and consequently have the largest exposure to carbon costs. The net cash flows included in VIU assessments, reflect carbon costs that are reasonably estimated to be incurred over the assessment period, based on current Emissions Trading Schemes (ETS) in place at the date of testing and known changes to regulations over the strategic plan horizon. The internal carbon prices applied in VIU assessments reflect the most recent carbon credits purchased by the Group along with the latest International Energy Agency (IEA) carbon price projections for the applicable regions where the Group operates.
The purchase of carbon allowances is managed by a central unit which buys forward to secure supply and de-risk the cost bases ahead of time. This helps provide the Group with near-term certainty on carbon prices and associated costs.
While none of the significant CGUs identified on page 212 currently has a material exposure to carbon costs and as such carbon costs are not deemed a key assumption, the Directors are aware of the ever-changing risks attached to climate change and will regularly assess these risks against judgements and estimates made in future VIU assessments.
While no adjustments in relation to carbon costs were made to years 6-10 cash flows for the purposes of impairment testing, on the basis of assumed cost recovery through pricing, CRH completed a scenario analysis that was aligned to the Paris Agreement to assess the potential impacts of higher carbon costs past the strategic plan period. Key variables included carbon prices based upon the IEA Net Zero scenario (which assumes $140 per tonne in 2030 increasing to $250 per tonne in 2050) and higher costs arising from the EU’s introduction of the Carbon Border Adjustment Mechanism. The impact of increasing carbon prices and declining free allowances (where applicable) was analysed across our material Cement and Lime CGUs in combination with forecast levels of cost recovery through pricing. The analysis concluded there was no material impact on any of the CGUs reviewed primarily due to the levels of headroom in these CGUs and an assumption of cost recovery through pricing. The Group continues to monitor the emergence of CO2 regulatory pronouncements which will be factored into strategic plans once enacted.
Key sources of estimation uncertainty
The cash flows have been arrived at by taking into account the Group’s strong financial position, its established history of earnings and cash flow generation and the nature of the building materials industry. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA (as defined)* margins, long-term growth and discount rates used and the duration of the discounted cash flow model.
While carbon costs are considered a climate-related risk under our TCFD disclosures, they are not considered a major source of estimation uncertainty on their own for 2022. The impact of this risk from an impairment perspective is reflected through EBITDA (as defined)* margin which as set out on page 182 is a major source of estimation uncertainty.

* EBITDA is defined as earnings from continuing operations before interest, taxes, depreciation, amortisation, asset impairment charges, profit on disposals and the Group’s share of equity accounted investments’ profit after tax.
14. Intangible Assets continued
Significant goodwill amounts
The goodwill allocated to the Americas Cement, AMAT South (Americas Materials segment) and the Building Products (Building Products segment) CGUs account for between 11% and 32% of the total carrying amount shown on page 210.
The goodwill allocated to each of the remaining CGUs is less than 10% of the total carrying value in all other cases. The additional disclosures required for the three CGUs with significant goodwill are as follows:

	Americas Cement		AMAT South		Building Products
	2022	2021	2022	2021	2022	2021
Goodwill allocated to the cash-generating unit at balance sheet date	$2,125m	$2,157m	$981m	$944m	$2,895m	$2,964m
Discount rate applied to the cash flow projections (real pre-tax)	8.1%	7.5%	8.2%	8.3%	8.4%	8.3%
Average EBITDA (as defined)* margin over the initial 5-year period	48.3%	53.8%	15.4%	17.9%	20.1%	19.1%
Value-in-use (present value of future cash flows)	$10,050m	$10,749m	$5,936m	$5,041m	$18,050m	$14,831m
Excess of value-in-use over carrying amount	$5,199m	$5,953m	$3,524m	$2,749m	$11,363m	$9,191m
Long-term growth rates	1.9%	1.8%	1.9%	1.8%	1.9%	1.8%

The key assumptions and methodology used in respect of these three CGUs are consistent with those described above. The values applied to each of the key estimates and assumptions are specific to the individual CGUs and were derived from a combination of internal and external factors based on historical experience and took into account the cash flows specifically associated with these businesses. The cash flows and annuity-based terminal value were projected in line with the methodology disclosed above.
The Americas Cement, AMAT South and Building Products CGUs are not included in the ‘Sensitivity analysis’ section below. Given the magnitude of the excess of VIU over carrying amount, and our belief that the key assumptions are reasonable, management believes that it is not reasonably possible that there would be a change in the key assumptions such that the carrying amount would exceed the VIU.
Consequently no further disclosures relating to sensitivity of the value-in-use computations for the Americas Cement, AMAT South or Building Products CGUs are considered to be warranted.
Sensitivity analysis
A qualitative and quantitative assessment has been performed and results in additional sensitivity disclosures for two of the total 22 CGUs. The key assumptions, methodology used and values applied to each of the key assumptions for these CGUs are in line with those outlined above (a 30-year annuity period has been used). The two CGUs have aggregate goodwill of $665 million at the date of testing. The table below identifies the amounts by which each of the following assumptions may either decline or increase to arrive at a zero excess of the present value of future cash flows over the book value of net assets in the two CGUs selected for sensitivity analysis disclosures:

two cash-generating units
Reduction in EBITDA (as defined)* margin	2.6 and 3.8 percentage points
Reduction in long-term growth rate	2.7 and 3.2 percentage points
Increase in pre-tax discount rate	2.0 and 2.1 percentage points
The average EBITDA (as defined)* margin for the aggregate of these two CGUs over the initial five-year period was 17.4%. The VIU (being the present value of the future net cash flows) was $2,474 million and the carrying amount was $1,960 million, resulting in an excess of value-in-use over carrying amounts of $514 million.

* EBITDA is defined as earnings from continuing operations before interest, taxes, depreciation, amortisation, asset impairment charges, profit on disposals and the Group’s share of equity accounted investments’ profit after tax.